EX-99.d.1.i

EXHIBIT A

THIS EXHIBIT to the Investment Management Agreement between IVY FUNDS and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”), entered into as of the 30 day of April, 2021 (the “Agreement”) and revised on May 28, 2021 lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily
net assets)
Annual Rate
Ivy Accumulative Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		In excess of $3 billion	0.55% of net assets
Ivy Apollo Multi-Asset Income Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.61% of net assets
		In excess of $3 billion	0.58% of net assets
Ivy Apollo Strategic Income Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.68% of net assets
		Over $1 billion and up to $2 billion	0.62% of net assets
		Over $2 billion and up to $3 billion	0.58% of net assets
		In excess of $3 billion	0.57% of net assets
Ivy Asset Strategy Fund	May 28, 2021	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $28 billion	0.55% of net assets
		Over $28 billion and up to $53 billion	0.545% of net assets
		In excess of $53 billion	0.54% of net assets
Ivy Balanced Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $10 billion	0.54% of net assets
		In excess of $10 billion	0.53% of net assets
Ivy California Municipal High Income Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.525% of net assets
		Over $500 million and up to $1 billion	0.50% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets

		Over $1.5 billion and up to $5 billion	0.40% of net assets
		Over $5 billion and up to $10 billion	0.395% of net assets
		Over $10 billion and up to $15 billion	0.39% of net assets
		In excess of $15 billion	0.385% of net assets
Ivy Cash Management Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.35% of net assets
		In excess of $1 billion	0.30% of net assets

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily
net assets)
Annual Rate
Ivy Core Equity Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $6 billion	0.525% of net assets
		Over $6 billion and up to $10 billion	0.50% of net assets
		In excess of $10 billion	0.49% of net assets
Ivy Corporate Bond Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.475% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets
		In excess of $1.5 billion	0.40% of net assets
Ivy Crossover Credit Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.50% of net assets
		Over $500 million and up to $1 billion	0.45% of net assets
		Over $1 billion and up to $2.5 billion	0.425% of net assets
		Over $2.5 billion and up to $5 billion	0.40% of net assets
		In excess of $5 billion	0.375% of net assets
Ivy Emerging Markets Equity Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	1.00% of net assets
		Over $500 million and up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.755% of net assets
		In excess of $10 billion	0.75% of net assets
Ivy Energy Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.75% of net assets
		In excess of $10 billion	0.74% of net assets
Ivy Global Bond Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.625% of net assets
		Over $500 million and up to $1 billion	0.60% of net assets
		Over $1 billion and up to $1.5 billion	0.55% of net assets
		Over $1.5 billion and up to $5 billion	0.50% of net assets
		Over $5 billion and up to $10 billion	0.49% of net assets
		In excess of $10 billion	0.48% of net assets
Ivy Global Equity Income Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $10 billion	0.545% of net assets
		In excess of $10 billion	0.54% of net assets

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily
net assets)
Annual Rate
Ivy Global Growth Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.70% of net assets
		Over $5 billion and up to $10 billion	0.695% of net assets
		In excess of $10 billion	0.69% of net assets
Ivy Government Money Market Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.35% of net assets
		In excess of $1 billion	0.30% of net assets
Ivy Government Securities Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.50% of net assets
		Over $500 million and up to $1 billion	0.45% of net assets
		Over $1 billion and up to $1.5 billion	0.40% of net assets
		In excess of $1.5 billion	0.35% of net assets
Ivy High Income Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.625% of net assets
		Over $500 million and up to $1 billion	0.60% of net assets
		Over $1 billion and up to $1.5 billion	0.55% of net assets
		Over $1.5 billion and up to $10 billion	0.50% of net assets
		Over $10 billion and up to $20 billion	0.49% of net assets
		In excess of $20 billion	0.48% of net assets
Ivy International Small Cap Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	1.00% of net assets
		Over $1 billion and up to $2 billion	0.95% of net assets
		Over $2 billion and up to $5 billion	0.90% of net assets
		In excess of $5 billion	0.85% of net assets
Ivy International Core Equity Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.70% of net assets
		Over $5 billion and up to $10 billion	0.69% of net assets
		In excess of $10 billion	0.68% of net assets
Ivy Large Cap Growth	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $10 billion	0.545% of net assets
		In excess of $10 billion	0.54% of net assets
Ivy LaSalle Global Real Estate Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.95% of net assets
		Over $1 billion and up to $2 billion	0.92% of net assets
		Over $2 billion and up to $3 billion	0.87% of net assets
		Over $3 billion and up to $5 billion	0.84% of net assets
		Over $5 billion and up to $10 billion	0.82% of net assets
		In excess of $10 billion	0.80% of net assets

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily
net assets)
Annual Rate
Ivy Limited-Term Bond Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.50% of net assets
		Over $500 million and up to $1 billion	0.45% of net assets
		Over $1 billion and up to $1.5 billion	0.40% of net assets
		Over $1.5 billion and up to $5 billion	0.35% of net assets
		Over $5 billion and up to $10 billion	0.34% of net assets
		In excess of $10 billion	0.33% of net assets
Ivy Managed International Opportunities Fund	April 30, 2021	A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.
Ivy Mid Cap Growth Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		Over $10 billion and up to $15 billion	0.70% of net assets
		In excess of $15 billion	0.67% of net assets
Ivy Mid Cap Income Opportunities Fund	May 28, 2021	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		Over $10 billion and up to $15 billion	0.70% of net assets
		In excess of $15 billion	0.67% of net assets
Ivy Municipal Bond Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.525% of net assets
		Over $500 million and up to $1 billion	0.50% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets
		Over $1.5 billion and up to $5 billion	0.40% of net assets
		Over $5 billion and up to $10 billion	0.395% of net assets
		Over $10 billion and up to $15 billion	0.39% of net assets
		In excess of $15 billion	0.385% of net assets
Ivy Municipal High Income Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.525% of net assets
		Over $500 million and up to $1 billion	0.50% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets
		Over $1.5 billion and up to $5 billion	0.40% of net assets
		Over $5 billion and up to $10 billion	0.395% of net assets
		Over $10 billion and up to $15 billion	0.39% of net assets
		In excess of $15 billion	0.385% of net assets
Ivy Natural Resources Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		In excess of $10 billion	0.70% of net assets

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily
net assets)
Annual Rate
Ivy Pictet Emerging Markets Local Currency Debt Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.75% of net assets
		Over $1 billion and up to $2 billion	0.725% of net assets
		Over $2 billion and up to $5 billion	0.70% of net assets
		Over $5 billion and up to $10 billion	0.675% of net assets
		In excess of $10 billion	0.65% of net assets
Ivy Pictet Targeted Return Bond Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.90% of net assets
		Over $1 billion and up to $2 billion	0.85% of net assets
		Over $2 billion and up to $5 billion	0.80% of net assets
		In excess of $5 billion	0.75% of net assets
Ivy PineBridge High Yield Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.625% of net assets
		Over $500 million and up to $1 billion	0.60% of net assets
		Over $1 billion and up to $1.5 billion	0.55% of net assets
		Over $1.5 billion and up to $10 billion	0.50% of net assets
		Over $10 billion and up to $20 billion	0.49% of net assets
		In excess of $20 billion	0.48% of net assets
Ivy ProShares Interest Rate Hedged High Yield Index Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.50% of net assets
		Over $1 billion and up to $2 billion	0.48% of net assets
		Over $2 billion and up to $5 billion	0.46% of net assets
		In excess of $5 billion	0.45% of net assets
Ivy ProShares MSCI ACWI Index Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.45% of net assets
		Over $1 billion and up to $2 billion	0.43% of net assets
		Over $2 billion and up to $5 billion	0.41% of net assets
		In excess of $5 billion	0.40% of net assets
Ivy ProShares Russell 2000 Dividend Growers Index Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.40% of net assets
		Over $1 billion and up to $2 billion	0.38% of net assets
		Over $2 billion and up to $5 billion	0.36% of net assets
		In excess of $5 billion	0.35% of net assets
Ivy ProShares S&P 500 Bond Index Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.20% of net assets
		Over $1 billion and up to $2 billion	0.18% of net assets
		Over $2 billion and up to $5 billion	0.16% of net assets
		In excess of $5 billion	0.15% of net assets
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.35% of net assets
		Over $1 billion and up to $2 billion	0.33% of net assets
		Over $2 billion and up to $5 billion	0.31% of net assets
		In excess of $5 billion	0.30% of net assets
Ivy Pzena International Value Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	1.00% of net assets
		Over $500 million and up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		In excess of $10 billion	0.70% of net assets

Fund Name (Trust Name)	Effective Date	Management Fee Schedule (as a percentage of average daily
net assets)
Annual Rate
Ivy Science & Technology Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $8 billion	0.76% of net assets
		Over $8 billion and up to $13 billion	0.755% of net assets
		In excess of $13 billion	0.75% of net assets
Ivy Securian Core Bond Fund	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.525% of net assets
		Over $500 million and up to $1 billion	0.50% of net assets
		Over $1 billion and up to $1.5 billion	0.45% of net assets
		Over $1.5 billion and up to $5 billion	0.40% of net assets
		Over $5 billion and up to $10 billion	0.395% of net assets
		In excess of $10 billion	0.39% of net assets
Ivy Securian Real Estate Securities Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.90% of net assets
		Over $1 billion and up to $2 billion	0.87% of net assets
		Over $2 billion and up to $3 billion	0.84% of net assets
		Over $3 billion and up to $5 billion	0.80% of net assets
		Over $5 billion and up to $10 billion	0.76% of net assets
		In excess of $10 billion	0.72% of net assets
Ivy Small Cap Core Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		In excess of $10 billion	0.72% of net assets
Ivy Small Cap Growth Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.85% of net assets
		Over $1 billion and up to $2 billion	0.83% of net assets
		Over $2 billion and up to $3 billion	0.80% of net assets
		Over $3 billion and up to $5 billion	0.76% of net assets
		Over $5 billion and up to $10 billion	0.73% of net assets
		In excess of $10 billion	0.72% of net assets
Ivy Value Fund	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		Over $3 billion and up to $5 billion	0.55% of net assets
		Over $5 billion and up to $10 billion	0.545% of net assets
		In excess of $10 billion	0.54% of net assets
Ivy Wilshire Global Allocation Fund - Predecessor Strategy	April 30, 2021	Net Assets	Fee
		Up to $1 billion	0.70% of net assets
		Over $1 billion and up to $2 billion	0.65% of net assets
		Over $2 billion and up to $3 billion	0.60% of net assets
		In excess of $3 billion	0.55% of net assets
Ivy Wilshire Global Allocation Fund - Successor Strategy	April 30, 2021	Net Assets	Fee
		Up to $500 million	0.06% of net assets
		Over $500 million and up to $1 billion	0.05% of net assets
		Over $1 billion and up to $2 billion	0.04% of net assets
		In excess of $2 billion	0.03% of net assets